Exhibit 99.1

Senomyx Announces Results of 2017 Annual Meeting

The Company Believes All Board Director Nominees were Duly Reelected

Dissident Shareholders Attempted to Subvert the Election by Intentionally Breaking Quorum

Senomyx to Pursue Legal Action to Affirm Election Results

SAN DIEGO, May 17, 2017 – Senomyx, Inc. (“Senomyx” or the “Company”) (NASDAQ: SNMX) today announced the results of its 2017 Annual Meeting of Shareholders (“Annual Meeting”) held on May 11, 2017. Pursuant to report of the independent inspector of elections, we believe Senomyx’s director candidates were reelected at the Annual Meeting by a substantial margin.

The Company believes that the dissident group, financed by Charles M. Gillman, who was sanctioned earlier this year by the U.S. Securities and Exchange Commission for misleading shareholders in multiple proxy contests1, attempted to subvert the elections. The Company has obtained evidence indicating that the dissident group, when it became clear that they lost the election, intentionally withheld votes from the independent inspector of elections in order to break quorum and obtain additional time in an attempt to change the election outcome at an adjourned Annual Meeting.

Senomyx intends to pursue legal action in the Delaware Court of Chancery to affirm the results of the election.

No action is required by Senomyx shareholders at this time. The Company intends to provide all shareholders a further update as soon as the circumstances of the situation allow.  Senomyx remains focused on executing a clear strategy to drive value creation for all shareholders.

About Senomyx, Inc.

Senomyx discovers novel flavor ingredients and natural high intensity sweeteners that allow food and beverage companies to create better-for-you products.  Under its direct sales program, Senomyx sells its Complimyx® brand flavor ingredients, Sweetmyx®, Savorymyx®, and Bittermyx®, to flavor companies for use in a wide variety of foods and beverages.  In addition, Senomyx has partnerships with leading global food, beverage, and ingredient supply companies, which are currently marketing products that contain Senomyx's flavor ingredients.  For more information, please visit www.senomyx.com.

Contacts

Sloane & Company
Dan Zacchei / Joe Germani, 212-486-9500
dzacchei@sloanepr.com / jgermani@sloanepr.com

1 https://www.sec.gov/news/pressrelease/2017-48.html

Forward-Looking Statements

Information presented in this communication contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including, but not limited to, the development, growth and expansion of the Company’s business, the Company’s intent, belief, or current expectations, primarily with respect to the Company’s future operating performance, and the product the Company expects to offer and other statements regarding matters that are not historical facts, are forward-looking statements. Forward-looking statements generally can be identified by words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company’s operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to be substantially different from any future actions, results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Those factors include, but are not limited to, (i) general economic and business conditions; (ii) changes in market conditions; (iii) changes in regulations; (iv) actual or potential takeover or other change-of-control threats; (v) the effect of merger or acquisition activities; (vi) changes in the Company’s plans, strategies, targets, objectives, expectations or intentions; and (vii) other risks, uncertainties and factors indicated from time to time in the Company’s reports and filings with the SEC including, without limitation, most recently the Company’s Annual Report on Form 10-K for the period ended December 31, 2016, under the heading Item 1A - “Risk Factors” and the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The forward-looking statements speak only as of the date on which they are made and the Company does not intend, and undertakes no obligation to update or publicly release any revision to any such forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, the change of circumstance or otherwise, except as required by law. Each forward-looking statement contained in the Company’s proxy statement is specifically qualified in its entirety by the aforementioned factors. You are advised to carefully read the Company’s proxy statement in conjunction with the important disclaimers set forth above prior to reaching any conclusions or making any investment decisions.